Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Next Fuel, Inc. (the “Company”) on Form 10-K for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Robin Kindle, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Annual Report on Form 10-K for the period ended September 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in such Annual Report on Form 10-K for the period ended September 30, 2043, fairly presents, in all material respects, the financial condition and results of operations of Next Fuel, Inc.

NEXT FUEL, INC.

Date: January 13, 2015	By:	/s/ Robin Kindle
Robin Kindle
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)